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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2004

                              QUALITY DINING, INC.
             (Exact name of registrant as specified in its charter)

    Indiana                    000-23420                        35-1804902
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)

                            4220 Edison Lakes Parkway
                               Mishawaka, IN 46545
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (574) 271-4600

                                       N/A
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

      Quality Dining, Inc. (the "Company") is filing this Form 8-K to update the following sections from its Form 10-K for the fiscal year ended October 26, 2003, which was filed with the Securities and Exchange Commission on January 23, 2004: "Item 6. Selected Financial Data," "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Item 8. Financial Statements and Supplementary Data." The Company is recasting the financial information contained in those sections to reflect the retroactive presentation of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", as amended (FIN 46R), and pursuant to Statement of Financial Accounting Standard ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" to recast its previously reported financial information for the presentation of discontinued operations. The Company elected to update the financial information at this time because such information will be contained in the Company's preliminary proxy statement filing with the Securities and Exchange Commission relating to the previously announced going private transaction.

      The updated financial information is contained in Exhibit 99 attached hereto, and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.     Description
-----------     -----------
23              Consent of PricewaterhouseCoopers LLP

99              Updated Financial Information

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 23, 2004

                                             QUALITY DINING, INC.

                                             By: /s/ John C. Firth
                                                 _______________________
                                                 Name: John C. Firth
                                                 Title: Executive Vice President

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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
23              Consent of PricewaterhouseCoopers LLP

99              Updated Financial Information